UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 3, 2016

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation or organization)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 3, 2016, OI European Group B.V. (“OI Europe”), a private company with limited liability incorporated under the laws of the Netherlands and an indirect wholly-owned subsidiary of Owens-Illinois Group, Inc. (“OI Group”), which is the wholly owned subsidiary of Owens-Illinois, Inc., completed a private offering of €500 million 3.125% Senior Notes due 2024 (the “Notes”).  The Notes were offered and sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”).  The initial purchasers then sold the Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.  The Notes are governed by an Indenture, dated as of November 3, 2016, by and among OI Europe, the guarantors party thereto, including OI Group, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior basis by OI Group and by certain U.S. domestic subsidiaries of OI Group, so long as they remain guarantors of OI Group’s amended and restated secured credit agreement.

The description in this Current Report of the Notes and the Indenture is not intended to be a complete description of those documents and is qualified in its entirety by the full text of the Indenture, including the form of Notes contained therein, which is attached as an exhibit to and incorporated by reference in this Current Report.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits

(c)                                                                                  Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of November 3, 2016, by and among OI European Group B.V., the guarantors party thereto, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: November 3, 2016	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: November 3, 2016	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of November 3, 2016, by and among OI European Group B.V., the guarantors party thereto, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.